UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 17, 2022
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2022, the Board of Directors (the “Board”) of Kontoor Brands, Inc. (the “Company”) appointed Thomas E. Waldron, the Company’s Executive Vice President and Global Brand President — Wrangler and Christopher Waldeck, the Company’s Executive Vice President and Global Brand President — Lee, as the Company’s Co-Chief Operating Officers, effective immediately. Mr. Waldron and Mr. Waldeck will assume the Co-Chief Operating Officer responsibilities in addition to their current roles with the Company.
Mr. Waldron, age 54, has served in his current role with the Company since its spin-off from V.F. Corporation (“VF”) in May 2019 (the “Spin-Off”). Prior to such role, he was VF’s Global Brand President — Wrangler since October 2018. He previously served VF as President — Wrangler from March 2016 until October 2018, Vice President — Mass Brands from July 2010 until March 2016, Vice President General Manager — Wrangler Male Bottoms from July 2005 until July 2010, and Merchandise Manager — Wrangler Men’s from January 2003 until July 2005.
Mr. Waldeck, age 55, has served in his current role with the Company since the Spin-Off. Prior to such role, he served as VF’s Global Brand President, Lee and Rock & Republic since October 2018. He previously served as VF’s President — Lee and Rock & Republic since May 2017. Before joining VF, Mr. Waldeck was with the Adidas Group as Vice President, General Manager, Reebok USA from October 2013 until April 2017, Brand Director, Reebok Korea from May 2010 until October 2013 and Senior Director of Marketing for Equipment, Cleated Footwear from May 2004 until May 2010.
In connection with their appointments as the Company’s Co-Chief Operating Officers, no changes were made in the compensation arrangements of Mr. Waldron or Mr. Waldeck, both of whom were named executive officers whose compensation was disclosed in the definitive proxy statement for the Company’s 2022 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 8, 2022.
The press release announcing the appointment of Mr. Waldron and Mr. Waldeck as the Company’s Co-Chief Operating Officers is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Kontoor Brands, Inc., dated March 17, 2022.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: March 18, 2022	By:	/s/ Rustin Welton
	Name:	Rustin Welton
	Title:	Executive Vice President and Chief Financial Officer